Exhibit 99.1

//FOR IMMEDIATE RELEASE//	Joint News Release

UMB Announces Agreement to Acquire Heartland Financial
Largest acquisition in UMB history will increase total assets by more than 40%
 and significantly expand geographic footprint

UMB investment community call today, Monday, April 29, at 7:30 a.m. (CT) / 8:30 a.m. (ET)

KANSAS CITY, Mo. and DENVER, Colo. (April 29, 2024) — UMB Financial Corporation (Nasdaq: UMBF) and Heartland Financial, USA Inc. (Nasdaq: HTLF) announced today that they have entered into a definitive merger agreement under which UMB Financial Corporation (UMB) will acquire Heartland Financial USA, Inc. (HTLF), in an all-stock transaction valued at approximately $2.0 billion.

Founded in 1981, HTLF is headquartered in Denver and has $19.4 billion in assets, $16.2 billion in total deposits and $12.1 billion in total loans, as of March 31, 2024. The combination of companies will create a leading, regional banking powerhouse, spanning a 13-state branch footprint, adding California, Minnesota, New Mexico, Iowa and Wisconsin to UMB’s existing eight-state footprint, which includes Missouri, Illinois, Colorado, Kansas, Oklahoma, Nebraska, Arizona and Texas.

“This is a historic and exciting milestone for our company,” said UMB Financial Corporation Chairman and CEO Mariner Kemper. “While we have maintained an outstanding pace of organic growth during the past decade, this compelling combination with HTLF marks a truly momentous expansion of all our core services in both existing and new markets. This synergy, along with a like-minded culture and customer approach, is an ideal fit for our business model, our credit and risk profiles, and our associates, customers and communities.”

This transaction, the largest in UMB’s 111-year history, will result in UMB having $64.5 billion in assets, elevating it to the top 5% of the 616 publicly traded banks in the U.S. The transaction will increase UMB’s private wealth management’s AUM/AUA by 31% and nearly doubles its retail deposit base. It will also add 107 branches and 237 ATMs to UMB’s 90 branches and 238 ATMs, dramatically expanding the network for both companies’ customers.

“This acquisition further diversifies our business, adding more scale to our consumer and small business capabilities,” Kemper said. “It also significantly expands our market share in several existing markets and leverages our commercial banking expertise to HTLF customers and prospects in our newly acquired markets.”

Under the terms of the merger agreement, which were approved by the Boards of Directors of each company, HTLF stockholders will receive a fixed exchange ratio of 0.55 shares of UMB common stock for each share of HTLF common stock. This per share consideration is valued at $45.74 per share based on UMB’s closing price of $83.17 on April 26, 2024. Following completion of this contemplated transaction, former HTLF stockholders are expected to collectively represent approximately 31% of the combined company. At the closing of the transaction, five members of the HTLF Board of Directors will join the UMB Board, which will be expanded to 16 members.

“HTLF’s merger with UMB represents our continued focus on ensuring we deliver the best products, services and expertise to our customers,” said Bruce K. Lee, HTLF President and CEO. “This is an excellent match for HTLF, and we’re truly excited for what this means for our employees, customers, stockholders and communities.”

Within its 11-state footprint, HTLF does business as: Minnesota Bank & Trust, Wisconsin Bank & Trust, Dubuque Bank & Trust, Illinois Bank & Trust, Bank of Blue Valley, Citywide Banks, Premier Valley Bank, Arizona Bank & Trust, New Mexico Bank & Trust and First Bank & Trust.

UMB is deeply invested in the communities in which it does business, providing support through products, services, and investments as well as corporate and associate giving. UMB is committed to being a strong financial steward and will share more information in the near future about how it will provide this support throughout its newly expanded footprint.

HTLF has 1,900 associates and UMB has 3,600. Until the transaction closes, the companies will continue to operate independently.

The transaction is subject to customary closing conditions, including regulatory approvals and approval by UMB shareholders and HTLF stockholders, and is expected to close in the first quarter of 2025.

Conference Call
UMB will host a call for the investment community on Monday, April 29, at 7:30 a.m. (CT) / 8:30 a.m. (ET). This call has been rescheduled from the previously announced date and time.

Interested parties may access the call by dialing (toll-free) 833-470-1428 or (international) 404-975-4839 and requesting to join the UMB Financial call with access code 397231. The live call may also be accessed by visiting investorrelations.umb.com or by using the following the link:

UMB Financial Conference Call

A replay of the conference call may be heard through May 13, 2024, by calling (toll-free) 866-813-9403 or (international) 929-458-6194. The replay access code required for playback is 182605. The call replay may also be accessed at investorrelations.umb.com.

Advisors
BofA Securities, Inc. is serving as financial advisor to UMB and Davis Polk and Wardwell LLP is serving as UMB’s legal advisor. Keefe, Bruyette & Woods, A Stifel Company, is serving as financial advisor to HTLF and Wachtell, Lipton, Rosen & Katz is serving as HTLF’s legal advisor.

About UMB
UMB Financial Corporation (Nasdaq: UMBF) is a financial services company headquartered in Kansas City, Missouri. UMB offers commercial banking, which includes comprehensive deposit, lending and investment services, personal banking, which includes wealth management and financial planning services, and institutional banking, which includes asset servicing, corporate trust solutions, investment banking, and healthcare services. UMB operates branches throughout Missouri, Illinois, Colorado, Kansas, Oklahoma, Nebraska, Arizona and Texas. As the company’s reach continues to grow, it also serves business clients nationwide and institutional clients in several countries. For more information, visit UMB.com, UMB Blog, UMB Facebook and UMB LinkedIn.

About HTLF
Heartland Financial USA, Inc. is a Denver, Colorado-based bank holding company operating under the brand name HTLF, with assets of $19 billion as of March 31, 2024.  HTLF’s banks serve customers in the West, Southwest and Midwest regions. HTLF is committed to serving the banking needs of privately owned businesses, their owners, executives and employees. Our core commercial business is supported by a strong retail banking operation, in addition to a diversified line of financial services including treasury management, wealth management and investments. Additional information is available at www.htlf.com.

Contacts
UMB Investors: Kay Gregory 816.860.7106	HTLF Investors: Kevin Thompson Chief Financial Officer 303.365.3813 kthompson@htlf.com
UMB Media: Kristin Kovach 816.507.1069 kkovach@barkleyokrp.com	HTLF Media: Ryan Lund SVP, Director of Corporate Communications 952.746.0439 rlund@htlf.com

Cautionary Note Regarding Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Any statements about UMB, HTLF or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are generally identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the business combination transaction between UMB and HTLF (the “Transaction”), including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts.

These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected. In addition to factors previously disclosed in UMB’s and HTLF’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between UMB and HTLF; the outcome of any legal proceedings that may be instituted against UMB or HTLF; the possibility that the Transaction does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which UMB and HTLF operate; the ability to promptly and effectively integrate the businesses of UMB and HTLF; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of UMB’s or HTLF’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; the dilution caused by UMB’s issuance of additional shares of its capital stock in connection with the Transaction; and the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters.

These factors are not necessarily all of the factors that could cause UMB’s, HTLF’s or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm UMB’s, HTLF’s or the combined company’s results.

All forward-looking statements attributable to UMB, HTLF, or the combined company, or persons acting on UMB’s or HTLF’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and UMB and HTLF do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If UMB or HTLF update one or more forward-looking statements, no inference should be drawn that UMB or HTLF will make additional updates with respect to those or other forward-looking statements. Further information regarding UMB, HTLF and factors which could affect the forward-looking statements contained herein can be found in UMB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000101382/000095017024018456/umbf-20231231.htm), and its other filings with the SEC, and in HTLF’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/920112/000092011224000026/htlf-20231231.htm), and its other filings with the SEC.

Additional Information about the Transaction and Where to Find It

This press release does not constitute an offer to buy or sell, or the solicitation of an offer to buy or sell, any securities or a solicitation of any vote or approval. In connection with the Transaction, UMB will file with the SEC a Registration Statement on Form S-4 to register the shares of UMB capital stock to be issued in connection with the Transaction. The Registration Statement will include a joint proxy statement of UMB and HTLF that also constitutes a prospectus of UMB. The definitive joint proxy statement/prospectus will be sent to the shareholders of UMB and stockholders of HTLF seeking their approval of the Transaction and other related matters.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING UMB, HTLF, THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by UMB or HTLF through the website maintained by the SEC at http://www.sec.gov or from UMB at its website, www.UMB.com, or from HTLF at its website, www.htlf.com. Documents filed with the SEC by UMB will be available free of charge by accessing the “Investor Relations” page of UMB’s website at www.https://investorrelations.umb.com/overview/default.aspx, or alternatively by directing a request by mail to UMB, Attention: Corporate Secretary, 1010 Grand Boulevard, Kansas City, Missouri 64106, and documents filed with the SEC by HTLF will be available free of charge by accessing HTLF’s website at www.htlf.com under the “Investor Relations” tab or, alternatively, by directing a request by mail to HTLF’s Corporate Secretary, 1800 Larimer Street, Suite 1800, Denver, Colorado 80202.

Participants in the Solicitation

UMB, HTLF, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of UMB and stockholders of HTLF in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of UMB and HTLF and other persons who may be deemed to be participants in the solicitation of shareholders of UMB and stockholders of HTLF in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus related to the Transaction, which will be filed with the SEC. Information about the directors and executive officers of UMB and their ownership of UMB common stock is also set forth in the definitive proxy statement for UMB’s 2024 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on March 3, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000101382/000119312524066457/d706079ddef14a.htm). Information about the directors and executive officers of UMB, their ownership of UMB common stock, and UMB’s transactions with related persons is set forth in the sections entitled “Directors, Executive Officers and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Certain Relationships and Related Transactions, and Director Independence” included in UMB’s annual report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 22, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000101382/000095017024018456/umbf-20231231.htm), and in the sections entitled “Our Board of Directors” and “Stock Owned by Directors, Nominees, and Executive Officers” included in UMB’s definitive proxy statement in connection with its 2024 Annual Meeting of Stockholders, as filed with the SEC on March 3, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000101382/000119312524066457/d706079ddef14a.htm). To the extent holdings of UMB common stock by the directors and executive officers of UMB have changed from the amounts of UMB common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information about the directors and executive officers of HTLF and their ownership of HTLF common stock can also be found in HTLF’s definitive proxy statement in connection with its 2024 Annual Meeting of Stockholders, as filed with the SEC on April 9, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/920112/000092011224000086/htlf-20240409.htm) and other documents subsequently filed by HTLF with the SEC. Information about the directors and executive officers of HTLF, their ownership of HTLF common stock, and HTLF’s transactions with related persons is set forth in the sections entitled “Directors, Executive Officers and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Certain Relationships and Related Transactions, and Director Independence” included in HTLF’s annual report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 23, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/920112/000092011224000026/htlf-20231231.htm), and in the sections entitled “Security Ownership of Certain Beneficial Owners and Management” and “Related Person Transactions” included in HTLF’s definitive proxy statement in connection with its 2024 Annual Meeting of Stockholders, as filed with the SEC on April 9, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/920112/000092011224000086/htlf-20240409.htm). To the extent holdings of HTLF common stock by the directors and executive officers of HTLF have changed from the amounts of HTLF common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Free copies of these documents may be obtained as described above.